SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 12, 2004

                              Compuware Corporation
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

        000-20900                                         38-2007430
(Commission File Number)                       (IRS Employer Identification No.)

                   One Campus Martius, Detroit, MI 48226-5099
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (313)227-7300

          (Former name or former address, if changed since last report)

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Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

            99.1  Press Release, dated July 12, 2004.

Item 12. Results of Operations and Financial Condition.

      On July 12, 2004, Compuware Corporation issued a press release announcing its preliminary financial results for its quarter ended June 30, 2004 and certain other other information. A copy of the press release is furnished with this Report as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

July 12, 2004                                          COMPUWARE CORPORATION

                                                       By: /s/ Laura L. Fournier
                                                       -------------------------
                                                       Laura L. Fournier
                                                       Senior Vice President
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX

Number      Description

99.1        Press Release, dated July 12, 2004.


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